FAIR VALUE MEASUREMENTS	12 Months Ended
Dec. 31, 2011
FAIR VALUE MEASUREMENTS
FAIR VALUE MEASUREMENTS

19. FAIR VALUE MEASUREMENTS

Measured at fair value on recurring basis

        The Company determined the fair value of the derivative liabilities associated with the issuances of the Series A preferred shares and Series B preferred shares with the assistance of American Appraisal China Limited, an independent third party valuation firm. The Company used "with-and-without" approach which takes into consideration the fair value increment between the scenario where the conversion option is not in place and the scenario where the conversion option is in place.

        The first step of this approach was to determine the fair value of the Company's equity interest as of various valuation dates. In determination of fair values of the Company's equity interest, the Company considered both market approach and income approach, and selected the methodology that was the most indicative of its fair value in an orderly transaction between the Company and market participants as of the measurement dates.

        The equity value was then allocated using option pricing method among the different classes of shares of the Company to determine the fair value of ordinary shares, Series A and Series B preferred shares under the scenario where the conversion option was not in place and the scenario where the conversion was in place, taking into account the guidance prescribed by the AICPA Audit and Accounting Practice Aid "Valuation of Privately Held Company Equity Securities Issued as compensation".

        The option pricing model considered the Series A preferred shares, Series B preferred shares, and ordinary shares as call options on the Company's equity value, with strike prices based on the redemption price of the Series A preferred shares and Series B preferred shares. Under the scenario where the conversion option was not in place, if, at the time of redemption occurs, the value of equity interest exceeded the sum of redemption price of the preferred shares, the holders of preferred shares would only receive an amount up to the redemption price and each dollar of value in excess of the total redemption price should be distributed to holders of ordinary shares. Under the scenario where the conversion was in place, if, at the time redemption occurs, the value of equity interest went up further to a point (the "Conversion Point") that the interest shared by the holders of preferred shares exceeded the redemption price the when they selected to convert the preferred shares into ordinary shares, each dollar of value in excess of the Conversion Point should be distributed to the holders of preferred shares on as-converted basis. The analysis also incorporated estimates of probabilities of the events, such as an IPO, that would trigger the exercise of the conversion right.

        The key assumptions used in valuation of the derivative liabilities are summarized in the table below:

	December 2008	December 2009	July(1) 2010	August(2) 2010
Total fair value of equity interest (USD' million)	44.0	63.3	136.7	138.7
Expected life (years)(3)	2.3	3.5	3.0	2.9
Expected volatility(4)	74%	39%	48%	48%
Risk free interest rate(5)	3.0%	2.8%	2.0%	2.0%
Minimum redemption price of the preferred shares	140% of original issuance price plus any declared but unpaid dividend
Estimated probability of events that trigger the exercise of conversion option(6)	20%	20%	60%	60%
(1)
The Series B 3 preferred shares were issued in July 2010.

(2)
In August 2010, the redemption price of Series A and Series B preferred shares was amended and as a result of the amendment, the separate accounting at fair value for the conversion features is no longer required. The change in fair value of derivative liabilities from January 1, 2010 through August 2010 was recorded in the earnings for the year ended December 31, 2010.

(3)
Expected life of the embedded derivatives

  The expected life of the embedded derivatives was estimated based on the period between the valuation dates and the maturity dates of the preferred shares. For valuation of the embedded derivative of Series A preferred shares from 2007 to June 2009, the maturity date was considered as 48 months from the issuance date of the Series A preferred shares. After the issuance of Series B preferred shares in July 2009, the maturity date was considered as 48 months from the issuance date of Series B preferred shares.

(4)
Volatility

  The volatility of the underlying ordinary shares during the life of the embedded derivatives was estimated based on average historical volatility of comparable companies for the period before the valuation date with lengths equal to the life of the embedded derivatives.

(5)
Risk-free interest rate

  Risk free interest rate was estimated based on the yield to maturity of PRC international government bonds with maturity term close to the life of the embedded derivatives.

(6)
Estimated probability of events that trigger the exercise of conversion option

  The estimated probability of events that trigger the exercise of conversion option was determined with consideration of the Company's stage of development, potential liquidity events, such as redemption or IPO, the plans of the Company's board of directors and management, and the total fair value of equity interest relative to the redemption price of the preferred shares, as of the valuation dates.

        For the year ended December 31, 2009, the fair value of the embedded conversion option associated with the Series A preferred shares decreased by US$0.3 million. The Company believed the change in the fair value of the embedded derivative associated with the Series A Preferred Shares during this period was due to the net effect of the following:

  •
  The issuance of the Company's Series B-1 and B-2 preferred shares in July 2009 caused a dilution effect on the conversion option associated with the Series A preferred shares. Before issuance of the Company's Series B preferred shares, the Series A preferred shares represented 43% of our total equity, on an as-if converted basis. After the issuance of the Company's Series B preferred shares, the percentage of shareholding represented by the Series A preferred shares, on an as converted basis was diluted to approximately 35%.

  •
  The volatility assumptions used in the option pricing method decreased from 74% as of December 2008 to 39% as of December 2009. When performing the valuation of the embedded derivatives as of the end of 2009, the Company reviewed the financial and operational performance of comparable companies previously selected for volatility estimates and concluded that certain companies were no longer comparable to the Company in terms of business nature and profitability. In view of the above, the Company extended its selection criteria to film production and distribution companies operating in other Asian countries and used them to replace those previously selected companies that were no longer comparable to the Company. As the operating incomes of the newly selected comparable companies were less volatile than those of previously selected comparable companies, the Company lowered its expected volatility assumptions.

  •
  The dilution effect of the Series B-1 and B-2 preferred shares and the impact of the decrease in volatility assumption on the fair value of conversion option associated with the Series A preferred shares was partially offset by the increase in the fair value of total equity.

        From the issuance of Series B-1 and Series B-2 preferred shares to December 2009, the fair value of the embedded conversion option associated with the Series B-1 and Series B-2 preferred shares increased by US$0.2 million. The Company believed the increase in the fair value of the embedded derivative during this period was mainly due to the increase in fair value of our equity interest, which, in turn, was attributable to the following:

  •
  During 2009, the Company experienced continuous improvement in our operational and financial performance. The Company's operating income before the change in fair value of warrants and embedded derivatives and other income (loss) increased from US$3.7 million in 2008 to US$5.6 million in 2009. The improvement in the Company's financial performance reduced the overall level of inherent risk and a market participant's required rate of return for investing in our equity securities. Because of the above, the Company's estimated cost of capital decreased from 29% as of July 2009 to 25% as of December 2009, resulting in an increase in the determined fair value of the Company's equity interest.

        The Company believed the principal reasons for the change in fair value of the embedded derivatives of Series A and Series B preferred shares during the period from January 1, 2010 to August 1, 2010 were the increase in the estimated probabilities of the events that would trigger the exercise of the conversion option and the increase in the fair value of its equity interest, which, in turn, were primarily attributable to the following:

  •
  In the period from January 1 to August 1, 2010, the Company started the preparation for an IPO. Market sentiment towards IPO in the United States also improved during this period. The proximity of the offering increased the estimated probabilities of the exercise of the conversion option, the liquidity of the Company's ordinary shares and the fair value of its equity interest.

  •
  The Company's weighted average cost of capital decreased from 25% as of December 31, 2009 to 17% as of August 1, 2010. The decrease was due to the combined results of (i) the continuous growth of the Group's business and size, (ii) a longer track record for forecasting, (iii) the completion of the acquisition of Beijing Bona Cineplex and Beijing Bona Youtang on April 23, 2010, which expanded the Group's business to operation of movie theaters and lowered its business concentration risks, resulting in a lower unsystematic risk for the Group, and (iv) the improvement of internal controls over financial reporting by recruiting key management.

        The Group had no financial instruments measured at fair value on recurring basis as of December 31, 2010 and 2011.

        The following table summarizes the movements of the balance of derivative liabilities:

	Years ended December 31,
Derivative liabilities	2009	2010	2011
Beginning balance	2,692,000	2,903,000	—
Addition relating to Series B preferred shares issuance	301,000	476,000	—
Loss (gain) on changes in fair value of derivative liabilities	(90,000)	14,528,000	—
Transfer to additional paid-in capital upon the amendment of the redemption term of preferred shares	—	(17,907,000)	—

Ending balance	2,903,000	—	—

Measured at fair value on a non-recurring basis

        The Group measured fair value of assets and liabilities acquired in business acquisitions using various valuation methods, primarily consisting of the "cost," "income approach—excess earnings" and "with & without" valuation methods. These purchased assets and liabilities are considered Level 3 assets and liabilities because the Company used unobservable inputs, reflecting the Company's assessment of the assumptions that market participants would use in valuing these assets and liabilities (Note 3).

        The Group measured the equity method investment and cost method investment at fair value on a nonrecurring basis when it wrote down the carrying amounts of the investments to their fair value as a result of the impairment assessments (Note 9 and Note 10). The determination of fair value of the investment involves judgment as to the severity and duration of the decline below fair value. The fair value was determined using models with significant unobservable inputs (Level 3 inputs), primarily the management estimation on the future performance of the investees and the recoverability of the investment.

        The Group measured the intangible assets at fair value on a nonrecurring basis when the carrying amount of an asset may no longer be recoverable as results of the impairment assessment (Note 11). The fair value was determined using models with significant unobservable inputs (Level 3 inputs), primarily the management projection on the discounted future cash flow and the discount rate.

        The Group measured the goodwill at fair value on a nonrecurring basis when it is annually evaluated or whenever events or changes in circumstances indicate that carrying amount of a reporting unit exceeds its fair value as a result of the impairment assessments (Note 12). The fair value was determined using models with significant unobservable inputs (Level 3 inputs), primarily the management projection on the discounted future cash flow and the discount rate.